UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

Harvard Illinois Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-53935	27-2238553
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

58 North Ayer Street, Harvard Illinois		60033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (815) 943-5261

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2011, Harvard Illinois Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders. At the Annual Meeting, shareholders considered the election of directors, the ratification of independent registered public accountants and the approval of the Company’s 2011 Equity Incentive Plan. A breakdown of the votes cast is set forth below.

1. The election of directors

	For	Withheld	Broker non-votes
Donn L. Claussen	349,719	18,824	317,212
John W. Rebhorn	349,719	18,824	317,212

2. The ratification of the appointment of BKD, LLP as independent registered public accountants for the year ending December 31, 2011.

For	Against	Abstain
658,481	0	27,274

3. The approval of the Harvard Illinois Bancorp, Inc. 2011 Equity Incentive Plan.

For	Against	Abstain	Broker non-votes
293,745	69,698	5,100	317,212

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HARVARD ILLINOIS BANCORP, INC.

DATE: May 31, 2011	By:	/s/ Duffield J. Seyller III
Duffield J. Seyller III
President and Chief Executive Officer